1933 Act File No. 811-21874

Form N-2

☒	Registration Statement under the Investment Company Act of 1940*

*This form is being filed pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23 in response to the Company’s motion for suspension of that order which required the Registrant to register under the Investment Company Act of 1940 (“The Act”). As the Registrant believes that it does not meet the definition of an investment company in Section 3(a)(1) of the Act, the filing is not being made pursuant to the terms and requirements of the Act.

National Presto Industries, Inc.
Exact Name of Registrant as Specified in the Charter

3925 North Hastings Way, Eau Claire, WI 54703
Address of Principal Executive Offices

Registrant’s Telephone Number, including Area Code 715/839-2121

James F. Bartl, 3925 North Hastings Way, Eau Claire, Wi 54703
Name and address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

Not applicable for the reason stated in the footnote above. As a result, Registrant is not requesting that the filing be deemed effective.

Prospectus
Dated March 27, 2006

NATIONAL PRESTO INDUSTRIES, INC.

Identification of the type of Registrant: The filing of this prospectus is pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23 in response to the Company’s motion for suspension of that order which required the Registrant to register under the Investment Company Act of 1940 (“The Act”). As the Registrant believes that it does not meet the definition of an investment company in Section 3(a)(1) of the Act, the filing is not being made pursuant to the terms and requirements of the Act. As such, most of the data that is to provided by this document is not applicable.

Title and Amount of Stock Offered: There is no initial public offering. The Registrant’s shares have been traded since 1934 when it registered under the Securities & Exchange Act of 1934. The registration is being made solely for the reason stated above. The Registrant as of March 3, 2006 had 6,828,095 shares of common stock outstanding. Stock is traded on the New York Stock exchange under the symbol, “NPK”.

Reliance on this Prospectus: This prospectus is being filed for the reason stated above, not pursuant to the Investment Act of 1940. As such, most of the data sought by the registration is not applicable. Accordingly, the Registrant does not believe that this prospectus is an appropriate source of information for making an investment decision. Nonetheless, the following statements are being made because they are required by the form of the prospectus: i.) This prospectus sets forth concisely the information about the Registrant that a prospective investor ought to know before investing to the extent it perceives the Registrant as a closed end non-versified management fund. ii) This prospectus should be retained for future reference; iii) The Statement of Additional Information (S.A.I.) incorporated by reference into this prospectus is dated March 27, 2006. The table of contents can be found at page 5. In addition, National Presto’s Annual report for the year ended December 31, 2005 and Form 10-K annual report are on file with the Securities and Exchange Commission, and may be obtained, without charge, upon written request to James F. Bartl, Secretary, National Presto Industries, Inc., 3925 North Hastings Way, Eau Claire, Wisconsin 54703, or by a call to 866-813-9545. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable expense incurred in providing such exhibits. The Company does not make available on its web site its filings with the SEC, because those filings are already readily available to the public on the SEC web site at www.sec.gov.

The Securities and Exchange Commission has not passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

There are risks involved in investing in the Registrant’ stock. See Risk Factors on page 3.

Date of Document: Both this document and the accompanying Statement of Additional Information are dated March 27, 2006.

Item 3.   Fee Table and Synopsis – Not applicable. There is no common stock being offered in connection with this prospectus, the prospectus is neither long nor complicated, and the Registrant is not a business development company.

Item 4.   Financial Highlights – Not available. At present, Registrant has no financial data available of the kind prescribed in Rule 6-03 [17 CFR 210.6-03] of regulation S-X.

Item 5.   Plan of Distribution – Not applicable – there are no securities being offered in connection with this prospectus.

Item 6.   Selling Shareholders – Not applicable – there are no securities being offered in connection with this prospectus.

Item 7.   Use of Proceeds – Not applicable – there are no securities being offered in connection with this prospectus.

Item 8.   General Description of the Registrant

        General:    Registrant was formed on November 10, 1905, under the laws of the State of Wisconsin. The filing of this prospectus is pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23 in response to the Registrant’s motion for suspension of that order which required the Registrant to register under the Investment Company Act of 1940 (“The Act”). As the Registrant believes that it does not meet the definition of an investment company in Section 3(a)(1) of the Act, the filing is not being made pursuant to the terms and requirements of the Act. Because no redeemable issue has been issued, if it were an investment company, the Registrant would be classified as a closed-end, non-diversified management company.

        Objectives and Policies:     The Registrant’s objective is to support and expand its operating business segments. Funds in excess of those businesses’ immediate capital needs are placed in instruments designed to maximize capital preservation and assure liquidity. These objectives may be changed without a shareholder vote. Objectives will be achieved by focusing management and employee effort on its three operating business segments – Housewares/Small Appliances, Defense, and Absorbent Products. Financial instruments currently selected for capital preservation/liquidity are primarily short term instruments which include money market funds, variable rate demand notes with 7 day put options, and highly rated municipal bonds which include bonds escrowed to maturity in U.S. Treasuries.

        Risk Factors:     The Registrant’s three operating business segments are subject to a number of risk factors, the occurrence of any one or more of which could have a significant adverse impact on the business, financial condition, or results of operations. While some of the more significant, but not all, risks faced by each operating segment are identified below, it should be recognized that there are other risks and circumstances that could also adversely impact the operating results of each segment and the Registrant as a whole.

Housewares/Small Appliances
This segment operates in a highly competitive and extremely price sensitive environment. Therefore, increased costs that cannot be fully absorbed into the price of products or passed along in the form of price increases to the retail customer can have a significant adverse impact on operating results. Loss of the Division’s largest customer, Wal-mart, or a significant reduction in business with this customer, could have a serious adverse impact on overall performance. Similarly, the loss of, or material reduction in, business from any of this Division’s other major customers could prove detrimental to this segment’s operations. Housewares/Small Appliances is also dependent upon a handful of key suppliers based in the Orient for finished product. The inability of one or more of these manufacturers to provide quality product on a timely basis could be both costly and disruptive. The sales of this Division are also dependent upon the strength of the United States retail markets and consumer spending in general, particularly during the key Christmas selling season. Since all of this segment’s finished goods are produced in the Orient, primarily China, this Division could also be adversely affected by changes in trade relations with China, currency fluctuations, or interruptions in international shipments.

Defense
The opportunity for this segment to obtain business is largely dependent upon competitive bidding and U.S. government defense spending. If successful in obtaining a bid, the work awarded is usually subject to a firm fixed price contract that provides little, if any, economic relief for changed conditions or circumstances that are detrimental to the contractor. Thus, contracts that are obtained must be performed on time, with quality product that is produced within previously projected cost parameters. In addition, any contract with the United States Government, whether direct or indirect, is subject to termination for the convenience of the Government, a provision that is unique to government contracts. There is also the risk that contracts with the Government may not be funded or the risk that there will be a change in requirements resulting in significant reductions in overall quantities or a stretch out of previously planned delivery schedules.

Absorbent Products
In addition to being highly capital intensive, this business segment utilizes complex technology and equipment that can be time consuming to receive, install, and then become fully operable on a consistent and reliable basis. It is highly competitive with low margins, where volume is critical. Therefore, it becomes essential to develop and operate at a maximum capacity and to achieve high efficiency in order to provide bottom line results. Loss of its largest customer, or a significant reduction in volume from that customer, could adversely impact the Division. Product pricing and overall performance is extremely sensitive to material commodity costs, including such items as wood pulp and petroleum based products. Freight and energy costs can also have a significant impact on overall performance.

Effects of leverage – Not applicable – No stock is being offered with this prospectus. The Registrant has not issued a senior class of securities.

Other Policies – None.

Share Price Data – not applicable – no stock is being offered with this prospectus.

Business Development Companies – not applicable.

Item 9.   Management – The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of the Registrant. The Registrant has no investment advisers, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity, and the task is a small part of the treasury function overseen by the Registrant’s CFO, Randy Lieble. Mr. Lieble has been the Registrant’s CFO in excess of five years, owned 1,532 shares of the Registrant as of March 8, 2006, and received total compensation during 2005 of $200,575. Registrant has a custodian-depository agreement with State Street Bank & Trust Company (previously Wachovia Bank of North Carolina), 125 Sunnynoll Court, Suite 200, Winston-Salem, North Carolina. Its Transfer Agent is Computershare Investor Services, P O Box 2388, Chicago, IL 60690-2388. It has one control person, Maryjo Cohen. Registrant’s major expenses are those incident to its operating businesses, e.g., cost of goods sold, advertising, and business administration. Amortization is handled in a fashion consistent with Generally Accepted Accounting Principles for operating companies.

Item 10.   Capital Stock, Long-Term Debt, and Other Securities – Registrant has one class of stock – common with no special attributes. There are 12,000,000 shares authorized. Registrant holds 612,423 shares (treasury shares) and there are 6,828,095 shares outstanding. Its charter provides that a majority vote of not less than seventy-five percent is required for extraordinary corporate transactions involving the Registrant such as mergers, reorganizations, sale or transfer of substantially all of its assets or liquidation. It also provides that to the extent a shareholder has secured through a tender offer, more than fifty percent of the Registrant’s shares, the most favorable offer must be extended to all shareholders. A copy of the charter is among the exhibits incorporated by reference to the Statement of Additional Information. As there are no securities being offered with this prospectus, there are no tax consequences applicable. Registrant has no long term debt.

Item 11.   Defaults and Arrears on Senior Securities – Not applicable. Registrant has no senior securities.

Item 12.   Legal Proceedings – In July 2002, the Securities and Exchange Commission (SEC) filed a lawsuit in the federal district court in Chicago, Illinois, against National Presto Industries, Inc. alleging the Registrant operated as an unregistered investment company from 1994 through 2002. The case does not involve fraud, deceptive practices, or questionable accounting methods. During the fourth quarter of 2005, the federal district judge granted the SEC’s motion for summary judgment and ordered the Registrant to register under the Investment Company Act. The Registrant filed the requisite notice of registration, indicating that the Registrant did not believe that it met the statutory definition of an investment company and as such, the filing was being made pursuant to the court’s order, rather than the terms and requirements of the Act. It also indicated that it would shortly be filing an application to deregister. That application was subsequently filed in January 2006. Timing of the SEC staff’s review of the application for deregistration is not known at this time. Management believes that in the interim, the SEC staff will not object if the Registrant files its financial statements and related information for the year ending December 31, 2005, under the 1934 Act as an operating company rather than as an investment company under the Investment Company Act. The SEC staff has asked the Registrant to consider supplementing its operating company financial statements with additional financial information like that prepared by registered investment companies. Discussions regarding that request and related issues are ongoing with the SEC staff. The Registrant has filed a notice of appeal from the decision to the United States Circuit Court of Appeals for the 7th Circuit. Because the appeal was from a summary judgment rather than a trial decision, the findings of the lower court will be reviewed afresh (de novo) by three judges at the appellate level. Although management believes that its position will be upheld on appeal, it can not predict either when the matter will be resolved or what the final outcome will be.

Statement of Additional Information
Dated March 27, 2006

NATIONAL PRESTO INDUSTRIES, INC.

This statement of information is not a prospectus but is additional information that should be read with the prospectus dated March 27, 2006. A copy of the prospectus may be secured, without charge, upon written request to James F. Bartl, Secretary, National Presto Industries, Inc., 3925 North Hastings Way, Eau Claire, Wisconsin 54703, or by a call to 866-813-9545. It is also available to the public on the SEC web site at www.sec.gov.

Item 15.   TABLE OF CONTENTS

Item 16.   General Information and History – The Registrant believes that it does not meet the definition of an investment company in Section 3(a)(1) of the Investment Company Act (“the Act”). Accordingly, this filing is not being made pursuant to the terms and requirements of the Act, but instead pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23 in response to the Registrant’s motion for suspension of that order. Currently and for the past 5 years, the Registrant’s primary business is made up of three distinct operating segments – Housewares/Small Appliances, Defense, and Absorbent products.

Item 17.   Investment Objective and Policies – The Registrant’s objective is to support and expand its operating business segments. Funds in excess of those businesses’ immediate capital needs are placed in instruments designed to maximize capital preservation and assure liquidity. Objectives are achieved by focusing management and employee effort on its three operating business segments – Housewares/Small Appliances, Defense, and Absorbent Products. Financial instruments currently selected for capital preservation are primarily short term instruments which include money market funds, variable rate demand notes with 7 day put options, and highly rated municipal bonds which include bonds escrowed to maturity in U.S. Treasuries. The Registrant has no fundamental policies on the following either because it does not engage in the activities or does not have the instruments in question: issuance of senior securities; short sales; purchases on margin and writing puts/calls; borrowing money, underwriting securities of other issuers, purchase or sale of real estate and real estate mortgage loans except as such purchases support its three operating segments; and making of loans. As commodities are used in its operating businesses, the Registrant does purchase them at times in advance of actual needs in order to minimize the impact of anticipated price increases.

Item 18.   Management

Name, Address, Age	Positions Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Non-Interested Board Directors

Richard N. Cardozo, 202A Sunrise Drive, Key Biscayne, FL 33149, Age 70[1]	Board Director	3 year term – Director since 1998	Professor Emeritus, Carlson School of Management, University of Minnesota; Senior Scholar, Florida International University	n/a	None

Patrick J. Quinn, Ayres Associate, P.O. Box 1590, Eau Claire, WI 54702, Age 56	Board Director	3 year term – Director since 2001	Chairman and President, Ayres Associates, an engineering firm	n/a	None

Joseph G. Stienessen, Larson Allen, Weishair and Company, LLP, 2411 N. Hillcrest Pkwy #1, Altoona, WI 54720, Age 61	Board Director	3 year term; Director since October 2005	Principal with Larson, Allen, Weishair and Company, LLP, an accounting firm; prior to November 2003, CPA and Managing Partner of Stienessen, Schlegel and Company, LLC	n/a	None

Interested Persons of the Registrant

Maryjo Cohen, [1] 3925 North Hastings Way, Eau Claire, WI 54703, age 53	Associate Resident Counsel, Assistant to Treasurer, Treasurer, President, Chair of Board and Chief Executive Officer	Board term is 3 years. As officer subject to annual election by board – employee of Registrant since 1976	Chair of the Board, President and Chief Executive Officer of the Registrant	n/a	None

James F. Bartl, 3925 North Hastings Way, Eau Claire, WI 54703, Age 65	Resident counsel, Secretary, Executive Vice President, Senior Vice President, and Board Director	Board term is 3 years. As officer subject to annual election by board – employee of Registrant since 1969	Executive Vice President, Senior Vice President of Registrant	n/a	None

Donald E. Hoeschen, 3925 North Hastings Way, Eau Claire, WI 54703, Age 58	Sales Promotional Representative, District Sales Manager, National Account Manager, Director of Sales Vice President of Sales	Subject to annual election by the Board – employee of Registrant since 1971.	Sales and Marketing Executive	n/a	None

Randy F. Lieble, 3925 North Hastings Way, Eau Claire, WI 54703, Age 52	Accountant, Manager of cash & contracts, Treasurer, Chief Financial Officer, and Vice President	Subject to annual election by the Board – employee of Registrant since 1977.	Financial Executive	n/a	None

[1]	Mr. Cardozo and Ms. Cohen are first cousins by marriage

Name, Address, Age	Positions Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Lawrence J. Tienor, 3925 North Hastings Way, Eau Claire, WI 54703, Age 57	Draftsman, Project Manager, Chief Engineer, Director of Engineering, Vice President – Engineering	Subject to annual election by the Board – employee of Registrant since 1971	Engineering Executive	n/a	None

Neil Brown, 3925 North Hastings Way, Eau Claire, WI 54703, Age 62	Quality assurance foreman, supervisor, and manager,assistant to manufacturing manager, manufacturing manager, director of Manufacturing, Vice President of Manufacturing, Vice President of Purchasing	Subject to annual election by the Board – employee of Registrant since 1966	Purchasing, Manufacturing, and Logistics Executive	n/a	None

There are no non-resident directors and no understandings between directors or officers pursuant to which he was selected as a director or officer. As the Registrant has no investment advisers or underwriters, information solicited in connection with officers of such entities serving on the board or material factors for approving investment advisory contracts is either not applicable or does not exist.

The Registrant has three standing committees: Audit, Compensation, and Nominating/Corporate Governance Committees consisting of Messrs. Cardozo, Quinn, and Stienessen, each an “independent director” as defined by the rules of the New York Stock Exchange. It is the purpose of the Audit Committee to assist the Board of Directors in fulfilling its oversight responsibilities relating to: (1) the integrity of the Registrant’s financial statements, (2) the Registrant’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Registrant’s internal audit function and independent auditors. During 2005, the Audit Committee held five meetings. Mr. Stienessen has been designated as the Audit Committee Financial Expert. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to executive compensation and other executive compensation matters, including review of the succession plans for the chief executive officer and other senior executives. Activities of the Compensation Committee is to be consistent with the Registrant’s overall direction and purpose regarding executive compensation as set forth in its charter. The Compensation Committee had one meeting in 2005. The purpose of the Nominating/Corporate Governance Committee is to identify individuals qualified to become Board members in accordance with the criteria described below, and to take such other action consistent with provisions in its charter. The Nominating/Corporate Governance Committee is also responsible for advising the Board on corporate governance matters, which include developing and recommending to the Board corporate governance principles, overseeing the self evaluation process for the Board and its committees, and such other functions as set forth in its charter. The Nominating/Corporate Governance Committee had one meeting in 2005. In identifying prospective director candidates, the Nominating/Corporate Governance Committee (herein the “Nominating Committee”) considers its personal contacts, recommendations from shareholders, and recommendations from business and professional sources, but does not pay a fee to any third party. The Nominating Committee’s policy is to consider qualified candidates for positions on the Board recommended in writing by shareholders. Shareholders wishing to recommend candidates for Board membership may submit the recommendations in writing to the Secretary of the Registrant at least ninety (90) days prior to the scheduled annual meeting, with the submitting shareholder’s name and address and pertinent information about the proposed nominee similar to that set forth for the nominee named herein. When evaluating the qualifications of potential new Directors, or the continued service of existing Directors, the Nominating Committee considers a variety of criteria, including the individual’s reputation for honesty and integrity; respect from leaders and the general citizenry in the community in which the individual resides; the individual’s knowledge of business principles and intellectual capacity to quickly grasp and understand the intricacies of the Registrant’s businesses; attainment of official status with a leading company, agency, educational institution, or other form of enterprise; accessibility geographically and otherwise for meetings; specialized skills or expertise; diversity of background; independence; financial expertise; freedom from conflicts of interest; ability to understand the role of a Director; and ability to fully perform the duties of a Director. While candidates recommended by shareholders will generally be considered in the same manner as any other candidate, special consideration will be given to existing Directors desiring to stand for re-election given their history of service and their knowledge of the Registrant, as well as the Board’s knowledge of their level of contribution resulting from such service. Shareholders wishing to recommend for nomination or nominate a Director should contact the Registrant’s Secretary for a copy of the relevant procedure for submitting nominations and a full delineation of the criteria considered by the Nominating Committee when evaluating potential new Directors or the continued service of existing Directors.

Beneficial Ownership of Board Members:

Name of Director	Dollar Range of Equity Securities in the Registrant	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Director in Family of Investment Companies

Maryjo Cohen	Over $100,000	Not applicable

James F. Bartl	Over $100,000	Not applicable

Joseph G. Steinessen[2]	—	Not applicable

Richard N. Cardozo[2]	—	Not applicable

Patrick J. Quinn[2]	$1-$10,000	Not applicable

[2]

As the Registrant has no investment advisers or underwriters, the non-interested directors have no relationship with such entities. Nor is there any material interest or relationship exceeding $60,000 by them or their immediate family members in or with the Registrant.

Compensation from Fund – Not applicable as there is no fund. Following is a table of the compensation paid to each director and the top three officers.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation		Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors and 3 highest officers

Richard N. Cardozo, Director	$25,000		$—	$—	$25,000
Patrick J. Quinn, Director	$25,000		$—	$—	$25,000
Joseph G. Stienessen, Director	$25,000	***	$—	$—	$25,000
Maryjo Cohen, CEO & Chair of Board	$316,840	**	$—	$—	$316,840
James F. Bartl, Director & Sr VP	$148,200	**	$—	$—	$148,200
Donald E. Hoeschen, VP of Sales	$210,099		$—	$—	$210,099
Randy F. Lieble, VP and CFO	$200,575		$—	$—	$200,575

  **100% of Ms. Cohen and Mr. Bartl’s compensation were as employees’ of Registrant. They serve on the board without pay.
*** Mr. Stienessen’s actual compensation for 2005 was $10,027 as he was not a director for the entire year. Henceforth, his compensation will be at the $25,000/yr rate.

Registrant does not have a code of ethics at present, but does have a Corporate Code of Conduct. That Code is set forth in the Corporate Governance section of the Registrant’s website located at www.gopresto.com, and is available in print upon request.

Registrant has no policies and procedures used to vote proxies related to portfolio securities as it currently owns no equity securities other than those of its wholly owned subsdiaries and deminimus shares in some of its competitors which it does not vote.

Item 19.   Control Persons and Principal Holders of Securities

Beneficial Owner	Amount and Nature		Percent

Maryjo Cohen, 3925 North Hastings Way, Eau Claire, WI 54703	2,062,021	[1,2]	30.2%
Melvin S. Cohen, 3925 North Hastings Way, Eau Claire, WI 54703	391,014	[1,3]	5.7%
Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, Santa Monica, CA 90401	395,908		5.8%
Royce & Associates, LLC, 1414 Avenue of the Americas, New York, NY 10019	835,900		12.2%

[1]

Includes 102,175 shares owned by the L.E. Phillips Family Foundation, Inc. (the “Phillips Foundation”), a private charitable Foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

[2]

Includes 1,669,664 shares held in a voting trust described in the section below captioned “Voting Trust Agreement,” for which Ms. Cohen has sole voting power, and 288,839 shares owned by private charitable foundations (other than the Phillips Foundation) of which Ms. Cohen is a co-trustee, officer, or director, and as such exercises shared voting and investment powers.

[3]

Includes 288,839 shares owned by charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is co-trustee, officer, or director, and as such exercises shared voting and investment powers. Does not include shares held in a voting trust described in the section below captioned “Voting Trust Agreement,” for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of such shares.

Item 20.   Investment Advisory and Other Services – Not applicable

Item 21.   Portfolio Managers – Not applicable

Item 22.   Brokerage Allocation and Other Practices – Not applicable

Item 23.   Tax Status — Registrant is not qualified and does not intend to qualify under Subchapter M of the Internal Revenue Code. Its tax status will remain that of an operating company under Title 26, Subchapter A.

Item 24.   Financial Statements – Financial statements prepared in accordance with 210.5-01 through 210.5-04 Regulation S-X can be found in the Registrant’s 10-K filing for the year ending 12-31-2005 which is incorporated herein by reference. No other financial information is available at present.

OTHER INFORMATION

Item 25.   Financial Statements – Financial statements prepared in accordance with 210.5-01 through 210.5-04 Regulation S-X can be found in the Registrant’s 10-K filing for the year ended 12-31-2005 which is incorporated herein by reference. No other financial information is available at present.

Exhibits

Exhibit Number		Description
Exhibit 3 (i)	–	Restated Articles of Incorporation – incorporated by reference from Exhibit 3(i) of the Company’s report on Form 10-Q for the quarter ended July 6, 1997, as revised by Exhibit 3(i) of the Company’s report on Form 10-K for the year ended December 31, 2005.

(ii)	–	By-Laws – incorporated by reference from Exhibit 3(ii) of the Company’s quarterly report on Form 10-Q for the quarter ended October 3, 1999.

Exhibit 9	–	Voting Trust Agreement – incorporated by reference from Exhibit 9 of the Company’s quarterly report on Form 10-Q for the quarter ended July 6, 1997.

Exhibit 10.1	–	1988 Stock Option Plan – incorporated by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q for the fiscal Quarter ended July 6, 1997.

Exhibit 10.2	–	Form of Incentive Stock Option Agreement under the 1988 Stock Option Plan – Incorporated by reference to Exhibit 10.2 of the Company’s quarterly report on Form 10-Q for the fiscal Quarter ended July 6, 1997.

Exhibit 40.1	–	Custodian-Depository Agreement dated April 18, 1996, supplemented by letters dated February 28, 2000 and September 19, 2000 attached.

Exhibit 40.2	–	Company’s report on Form 10-K for the year ended December 31, 2005, incorporated by reference.

The following types of instruments do not exist and thus are not attached or incorporated by reference: constituent instruments defining the rights of the holders of securities or debt, material contracts not made in the ordinary course of business to be performed after the filing date, and a copy of codes of ethics adopted under Rule 17j-1. Registrant does have a Corporate Code of Ethics. The Corporate Code of Conduct is set forth in the Corporate Governance section of the Company’s website located at www.gopresto.com, and is available in print upon request. As Registrant has no non-resident board members or officers, no investment advisers, no dividend reinvestment plan and there are no securities offered with this registration, there are no exhibits pertaining to consent to service, investment advisers, dividend reinvestment plans, or those incident to securities registration.

Item 26.   Marketing Arrangements – not applicable

Item 27.   Other Expenses of Issuance and Distribution – not applicable

Item 28.   Persons Controlled by or Under Common Control

PARENT AND SUBSIDIARIES
     (Included in the Consolidated Financial Statements and Wholly-owned)

National Presto Industries, Inc.
Eau Claire, Wisconsin (A Wisconsin Corporation)

Its Subsidiaries:
National Holding Investment Company Wilmington, Delaware (A Delaware Corporation)

Its Subsidiaries:
Presto Manufacturing Company Jackson, Mississippi (A Mississippi Corporation)

Its Division:
Presto Products Manufacturing Company (Inactive) Alamogordo, New Mexico

Century Leasing and Liquidating, Inc. (Inactive) Minneapolis, Minnesota (A Minnesota Corporation)

Its Subsidiary:
Presto Export, Inc. (Inactive) Minneapolis, Minnesota (A Minnesota Corporation)

Jackson Sales and Storage Company Jackson, Mississippi (A Mississippi Corporation)

Canton Sales & Storage Company Canton, Mississippi (A Mississippi Corporation)

Presto Export, Ltd. (Inactive) Christiansted, St. Croix, U.S. Virgin Islands (A Virgin Islands Corporation)

National Defense Corporation (Inactive) Eau Claire, Wisconsin (A Wisconsin Corporation)

AMTEC Corporation Janesville, Wisconsin (A Wisconsin Corporation)

Its Subsidiary:
Spectra Technologies LLC East Camden, Arkansas (A Delaware Corporation)

Its Division:
Amron Antigo, WI 54409

Presto Absorbent Products, Inc. Eau Claire, Wisconsin (A Wisconsin Corporation)

Its Division:
Presto Absorbent Products-Atlanta Marietta, Georgia

Item 29.   Number of Holders of Securities

Title of each class $1.00 par value common stock	Number of Record Holders 483 as of 3/3/2006

Item 30.   Indemification – Registrant’s bylaws provide as follows: INDEMNIFICATION OF OFFICERS AND DIRECTORS – The corporation shall and does by adoption of these By-Laws indemnify such persons for such expenses and liabilities in such manner, under such circumstances, and to the full extent as permitted by the laws of the State of Wisconsin as now enacted or hereafter amended.

Item 31.   Business and Other Connections of Investment Adviser – Not applicable

Item 32.   Location of Accounts and Records – Records are maintained at National Presto Industries, Inc, 3925 North Hastings Way, Eau Claire, Wisconsin 54703 and National Holding Investment Company, 1011 Centre Road, Suite 310, Wilmington, DE 19805

Item 33.   Management Services – Not applicable

Item 34.   Undertakings – Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1993 and/or the Investment Company Act of 1940****, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereon to duly authorized in the City of Eau Claire , and State of Wisconsin, on the 27th day of March 2006.

NATIONAL PRESTO INDUSTRIES, INC.
Registrant

By	/s/ Maryjo Cohen
(Signature and Title)
Maryjo Cohen
Chief Executive Officer

**** This form is being filed pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23 in response to the Company’s motion for suspension of that order which required the Registrant to register under the Investment Company Act of 1940 (“The Act”). As the Registrant believes that it does not meet the definition of an investment company in Section 3(a)(1) of the Act, the filing is not being made pursuant to the terms and requirements of the Act.